                                                                   Exhibit 10.32

                              ASSIGNMENT AGREEMENT
                              --------------------

     This Assignment Agreement (this "Assignment") is entered into as of December 26, 2001 by and among Bank of America, N.A. ("B OF A"), in its capacity as Agent and in its capacity as Lender under the Credit Agreement described below, First Union National Bank, as Lender ("First Union"; together with B of A, the "Assignors") and PNC Bank, National Association, as Assignee ("Assignee").

                                    RECITALS
                                    --------

     WHEREAS, B of A is the Agent under that certain Third Amended and Restated Revolving Credit and Security Agreement dated as of December 29, 1999 (as same has been heretofore amended, supplemented or otherwise modified in accordance with the terms thereof, the "Credit Agreement") among: (i) Wincup Holdings, Inc., Radnor Chemical Corporation, StyroChem U.S. Ltd., Radnor Holdings Corporation, Radnor Delaware, Inc., StyroChem Delaware, Inc. and Wincup Texas, Ltd. as Borrowers (each, a "Borrower" and jointly and severally, the "Borrowers"); (ii) StyroChem Finland Oy and StyroChem Europe (The
Netherlands), B.V. (jointly and severally, the "StyroChem Group"); and (iii) Thermisol Denmark A/S, Thermisol Sweden AB and Thermisol Finland Oy (jointly and severally, the "Thermisol Group"); (iv) the Agent, and (v) the Lenders;

     WHEREAS, in connection with execution of the Credit Agreement, the Borrowers and other parties thereto executed and/or delivered certain documents, instruments, and agreements to the Assignors as more particularly set for on Exhibit A hereof (collectively, the "Financing Documents");
---------

     WHEREAS, on November 16, 2001, Radnor Holdings Corporation and StyroChem Europe (the Netherlands) B.V. entered into that certain Agreement dated and effective as of November 16, 2001 ("Purchase Agreement") with CRH Europe B.V. and CRH Nederland B.V. ("Purchaser") pursuant to which Purchaser, effective December 12, 2001, acquired all of the stock of the Thermisol Group, and as such, each member of the Thermisol Group has been released as Borrowers under the Credit Agreement and any and all rights of the Thermisol Group to the benefits and privileges under the Credit Agreement have been terminated.

     WHEREAS, on the date hereof, all of the European Advances under the Credit Agreement have been repaid and, as such, Borrowers and the StyroChem Group have requested and Agent has agreed to release the StyroChem Group as borrowers under the Credit Agreement and any and all rights of the StyroChem Group to the benefits and privileges under the Credit Agreement have been terminated.

     WHEREAS, at the Borrowers' request, (i) the Assignors have agreed to assign, and the Assignee has agreed to accept Assignors' rights and obligations under Credit Agreement, including without limitation their rights in and to the Financing Documents, (ii) the Assignors have agreed to assign, and the Assignee has agreed to accept, their respective Commitment Percentage") and the loans made with respect thereto (the "Loans"), and (iii) the parties hereto have agreed that the Assignee shall become the successor Agent under the Credit Agreement and the Other Documents referred to therein; and

     WHEREAS, this Assignment is being executed and delivered in accordance with Section 15.3 of the Credit Agreement;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein which are not defined shall have the meanings given to them in the Credit Agreement.

     2. This Assignment shall become effective on the Transfer Effective Date (as defined below) and from and after the Transfer Effective Date, (a) the Assignee shall be the Agent under the Credit Agreement and for all purposes related thereto, (b) the Assignee shall obtain all right, title and interest of Assignors in and to the Financing Documents and the Other Documents, and (c) upon Assignors simultaneously transferring their Commitments, as Lenders, to Assignee, the Assignors shall no longer be parties to the Credit Agreement or the Other Documents; provided, however, Assignors shall continue to retain their
                     --------  -------
rights under the Credit Agreement and the Other Documents as to any rights accruing to Assignors prior to the Transfer Effective Date, including any indemnity rights which survive the termination of the Credit Agreement pursuant to the terms thereof.

     3. The Assignors shall pay to the Assignee the portion, if any, of any fees or monies received by Assignor that relate to amounts payable to Assignee and due after the Transfer Effective Date and the Assignee shall pay to the Assignor, in its capacity as Agent, the portion, if any, of any fees or monies received by Assignee that relate to amounts payable to Assignor and which were due prior to the Transfer Effective Date. The parties hereto acknowledge and agree that each Lender under the Credit Agreement hereby waives its respective rights to any prepayment and/or termination fee under the Credit Agreement.

     4. All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of Assignors pursuant to the Credit Agreement and/or the Notes shall, instead, be payable to or for the account of the Assignee.

     5. Concurrently with the execution and delivery hereof, the Assignors will provide to the Assignee conformed copies of the Credit Agreement and all related documents delivered to the Assignors to the extent such documents have not previously been delivered to the Assignee.

     6. Each of the Assignors represents and warrants that it is a holder of the Financing Documents being assigned by it hereunder and that its interest as described in the Financing Documents to their knowledge re free and clear of any adverse claim.

     7. Further, each of the Assignors represents and warrants to the Assignee as follows:

          (a) It has not previously assigned or pledged any of its rights under any of the Financing Documents to any other person.

          (b) To its knowledge, there currently exists no Default or Event of Default under any of the Financing Documents.

          (c) It is not prohibited under any agreement with any other person or under any judgment or decree from the execution and delivery of this Assignment.

          (d) To its knowledge, there is no action that has been brought or threatened which would in any way prohibit or impair the execution and delivery of this Assignment.

          (e) No consent or other approval is required in connection with its execution and delivery of this Assignment other than the consent of the Borrowers hereunder.

     8. Each of the parties to this Assignment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment at the Borrowers' cost.

     9. This Assignment is made WITHOUT RECOURSE to Assignors on an "AS IS", "WHERE IS" basis, with all faults. By executing and delivering this Assignment, the Assignors and the Assignee confirm to, and agree with each other, as follows: (a) other than the representation and warranty that each is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim and those set forth in Section 7 hereof, neither Assignor makes any representation or warranty, oral or written, past, present or future, or assumes and responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, the Financing Documents or any Other Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the Financing Documents or any Other Documents or any other instrument or document furnished pursuant thereto; (b) neither Assignor makes any representation or warranty, oral or written, past, present or future, or assumes any responsibility with respect to the financial condition of Borrowers or the performance or observance by Borrowers of any of their Obligations under the Credit Agreement, the Financing Documents or any Other Documents or any other instrument or document furnished pursuant thereto; (c) the Assignee is hereby authorized to file any and all documents necessary to carry out the intent of this Assignment including, without limitation, documents required under the Uniform Commercial Code as in effect from time to time in the Commonwealth of Pennsylvania; (d) the Assignee confirms that it has received a copy of the Credit Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (e) the Assignee will, independently and without reliance upon Assignors and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the Financing Documents or any of the Other Documents; (f) the Assignee agrees that it will perform all of its respective obligations as set forth in the Credit Agreement to be performed by it as a Lender and as Agent; and (g) the Assignee represents and warrants to Assignors and the Borrowers that it is either (i) entitled to the benefits of an income tax treaty with the United States of America that provides for an exemption from the United States withholding tax on interest and other payments made by Borrowers under the Credit

Agreement and the Other Documents or (ii) is engaged in trade or business within the United States of America.

     10. Assignee hereby represents and warrants to Assignors that (a) it has completed its own independent investigation of the Loans, the Credit Agreement, the Financing Documents, the Other Documents, the Borrowers and Borrowers' assets, (b) it is relying solely on the investigations conducted by it and not on any information (whether written or oral) provided by any Assignor, (iii) it has analyzed and reviewed the Credit Agreement, the Financing Documents, the Other Documents, this Assignment and related documents and has had the opportunity to consult with Assignee's legal, tax and financial advisors with respect to such documents and its investment, and (iv) it acknowledges that Assignors may have material, non-public information about Borrowers as a result of their confidential relationship as secured lenders to Borrowers, and that Assignors have no obligation whatsoever to disclose any such information to Assignee.

     11. This Assignment shall be effective as of the date hereof (the "Transfer Effective Date") but only upon (a) the payment to Assignors of the amounts set forth on Schedule 1, such payment to be made in immediately
                     ----------
available U.S. Dollars in accordance with the wire transfer instructions set forth on Schedule 1 attached hereto, (b) the execution and delivery by Assignee
         ----------
of this Assignment, (c) the payment by Borrowers of an amount equal to 105% of the aggregate face amount of all Letters of Credit outstanding in a cash collateral account maintained with Bank of America, and (d) the execution and delivery by Borrowers of the Acknowledgment, Indemnity and Release attached thereto.

     12. By their signature below, the Borrowers hereby acknowledge and agree that (a) Borrowers shall pay or reimburse the Agent on demand for the unpaid fees and disbursements of Kopia Vinge, Reims & Co. and any other foreign counsel retained by the Agent with respect to periods prior to the Transfer Effective Date. and (b) B of A and First Union shall have no further obligations under the Credit Agreement, the Financing Documents or the Other Agreements.

     13. This Assignment may be executed in a number of multiple identical counterparts which, when taken together, shall constitute collectively one Assignment, but in making proof of this Assignment it shall not be necessary to produce or account for more than one such counterpart executed by the party to be charged.

     14. This Assignment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                   Bank of America, N.A.,
                                   As Assignor


                                   By: /s/ Peter R. Brach
                                       -----------------------------------

                                   Name: Peter R. Brach
                                         ---------------------------------

                                   Title: Principal
                                          --------------------------------


                                   First Union National Bank,
                                   As Lender


                                   By: /s/ Alkesh V. Nanavaty
                                       -----------------------------------

                                   Name: Alkesh V. Nanavaty
                                         ---------------------------------

                                   Title: Vice President
                                          --------------------------------

[Signatures continued on next page]

                                   PNC Bank, National Association,
                                   As Assignee


                                   By: /s/ John J. Shields, Jr.
                                       -----------------------------------

                                   Name: John J. Shields, Jr.
                                         ---------------------------------

                                   Title: Vice President
                                          --------------------------------


Consented to:
Wincup Holdings, Inc.


By: /s/ R. Radcliffe Hastings
    --------------------------------

Name: R. Radcliffe Hastings
      ------------------------------

Title: Sr. Vice President, Treasurer
       -----------------------------



Radnor Chemical Corporation


By: /s/ R. Radcliffe Hastings
    --------------------------------

Name: R. Radcliffe Hastings
      ------------------------------

Title: Sr. Vice President, Treasurer
       -----------------------------


Styrochem U.S., Ltd.
   By: StyroChem GP, L.L.C., its General Partner


By: /s/ R. Radcliffe Hastings
    --------------------------------

Name: R. Radcliffe Hastings
      ------------------------------

Title: Sr. Vice President, Treasurer
       -----------------------------

Radnor Delaware, Inc.


By: /s/ R. Radcliffe Hastings
    --------------------------------

Name: R. Radcliffe Hastings
      ------------------------------

Title: Sr. Vice President, Treasurer
       -----------------------------


Styrochem Delaware, Inc.


By: /s/ R. Radcliffe Hastings
    --------------------------------

Name: R. Radcliffe Hastings
      ------------------------------

Title: Sr. Vice President, Treasurer
       -----------------------------


Wincup Texas, Ltd.
   By: WinCup, GP, L.L.C., its General Partner


By: /s/ R. Radcliffe Hastings
    --------------------------------

Name: R. Radcliffe Hastings
      ------------------------------

Title: Sr. Vice President, Treasurer
       -----------------------------

                                   EXHIBIT "A"
                                   -----------

                              Financing Documents
                              -------------------

A. NOTES
   -----

1. That certain Amended and Restated Revolving Credit Note issued by the Borrowers and StyroChem Europe (The Netherlands), B.V., Thermisol Denmark A/S, Thermisol Sweden AB and Thermisol Finland Oy to Bank of America, N.A. in the original principal amount of Sixteen Million Dollars ($16,000,000).

2. That certain Amended and Restated Revolving Credit Note issued by the Borrowers and StyroChem Europe (The Netherlands), B.V., Thermisol Denmark A/S, Thermisol Sweden AB and Thermisol Finland Oy to First Union National Bank in the original principal amount of Sixteen Million Dollars ($16,000,000).

B.   INTELLECTUAL PROPERTY AGREEMENTS
     --------------------------------

1. Trademark Collateral Security Agreement dated December 5, 1996 between StyroChem U.S., Ltd. as successor in interest to StyroChem International, Inc. and Bank of America, N.A., as successor by assignment to The Bank of New York Commercial Corporation and the assignment thereof dated December 29, 1999.

2. Trademark Collateral Security Agreement dated December 5, 1996 between WinCup Holdings, Inc. and Bank of America, N.A., as successor by assignment to The Bank of New York Commercial Corporation and the assignment thereof dated December 29, 1999.

3. Notice of Grant of Security Interest in Copyrights dated as of December 29, 1999 by and between between WinCup Holding, Inc. and Bank of America, N.A.

4. Notice of Grant of Security Interest in Trademarks dated as of December 29, 1999 by and between Radnor Delaware, Inc. and Bank of America, N.A.

5. Notice of Grant of Security Interest in Trademarks dated as of December 29, 1999 by and between StyroChem U.S., Ltd. (f/k/a StyroChem U.S., Inc. and Bank of America, N.A.

C.   LANDLORD WAIVERS
     ----------------

1. Landlord Waiver dated April 10, 1998 between Radnor Center Associates and WinCup Holdings, Inc. for property located at 100 Matsonford Road, Radnor, Pennsylvania.

2. Landlord Waiver dated December 12, 1997 between Stone Mountain Industrial Park, Inc. and WinCup Holdings, Inc. for property located at 1625 Litton Drive, Stone Mountain, Georgia.

3. Landlord Waiver dated June 22, 1998 between Hunt Brothers Leasing, LLC and WinCup Holdings, Inc. for property located at 195 Tamal Vista Road, Corte Madera, California.

4. Landlord Waiver dated June 22, 1998 between Hunt Brothers Leasing LLC and WinCup Holdings, Inc. for property located at 201 Tamal Vista Road, Corte Madera, California.

5. Landlord Waiver dated June 22, 1998 between Hunt Brothers Leasing, LLC and WinCup Holdings, Inc. for property located at 205 Tamal Vista Road, Corte Madera, California.

6. Landlord Waiver dated December 13, 1997 between ________Dunnell and WinCup Holdings, Inc. for property located at 5355 Shawland Road, Jacksonville, Florida.

7. Landlord Waiver dated December 18, 1995 between Etzioni Partners and WinCup Holdings, Inc. for property located at 64 Brunswick Avenue, Edison, New Jersey.

8. Landlord Waiver dated December 5, 1996 between Bradford Management Company of Dallas, Inc. and StyroChem U.S., Ltd. for property located at 4929 & 4933 Pylon Street, Fort Worth, Texas.

9. Landlord Waiver dated December 5, 1996 between Bradford Management Company of Dallas, Inc. and WinCup Texas, Ltd. for property located at 4929 & 4933 Pylon Street, Fort Worth, Texas.

10. Landlord Waiver dated ________ between CK Airpark Associates and WinCup Holdings, Inc. for property located at 2215 East University Dr., Phoenix, Arizona.

11. Landlord Waiver dated _____________ between CK Airpark Associates and WinCup Holdings, Inc. for property located at 2093 East Magnolia St., Phoenix, Arizona.

12. Landlord Waiver dated January 19, 1996 between Centerpoint Properties Corporation and Bank of New York and James River Paper Company, Inc. for property located at 1250 Carolina Avenue, West Chicago, Illinois.

E.   UCC FINANCING STATEMENTS
     ------------------------

(see Schedule I attached hereto)
--------------------------------

F.   OTHER DOCUMENTS
     ---------------

1. Collateral Assignment of Rights under the Stock Purchase Agreement and Environmental Escrow Agreement dated December 5, 1996 between Radnor Holdings Corporation and Bank of America, N.A. (as assignee of The Bank of New York Commercial Corporation.)

2. Amended and Restated Guaranty Agreement dated December 29, 1999 executed by Radnor Management Delaware, Inc., WinCup Europe Delaware, Inc., StyroChem GP, L.L.C., StyroChem LP, L.L.C., WinCup GP, L.L.C. and WinCup LP, L.L.C.

3. Reaffirmation and Ratification Agreement dated December 29, 1999 between WinCup Holdings, Inc., Radnor Chemical Corporation, StyroChem U.S., Ltd., Radnor Holdings Corporation, Radnor Delaware, Inc., StyroChem Delaware, Inc., WinCup Texas, Ltd., StyroChem Europe, (the Netherlands) B.V., Thermisol Denmark A/S, Thermisol Sweden A/B and Thermisol Finalnd OY and Bank of America, N.A.

3. Reaffirmation and Ratification Agreement dated December 29, 1999 between WinCup Holdings, Inc., Radnor Chemical Corporation (f/k/a SP Acquisition Co.), Styrochem U.S., Ltd. (f/k/a/ Styrochem International, Inc.), Radnor Holdings Corporation) and Bank of America, N.A.

                                   Schedule I
                                   ----------

UCC Financing Statements to be assigned
---------------------------------------

-------------------------------------------------------------------------------------------------------------------
Radnor Chemical           Bank of America, N.A.    State of Delaware         #20000000565               1/3/00
Corporation
-------------------------------------------------------------------------------------------------------------------
Radnor Delaware, Inc.     Bank of America, N.A.    State of Delaware         #19980015741               4/13/98
-------------------------------------------------------------------------------------------------------------------
Radnor Holdings           Bank of America, N.A.    State of Delaware         #20010827845               8/13/01
Corporation                                                                  #20011431308               10/18/01
-------------------------------------------------------------------------------------------------------------------
Radnor Holdings           Bank of America, N.A.    Commonwealth of           #26140944                  12/09/96
Corporation                                        Pennsylvania
-------------------------------------------------------------------------------------------------------------------
Radnor Holdings           Bank of America, N.A.    Prothonotary of Delaware  #96-203162                 12/10/96
Corporation                                        County, PA
-------------------------------------------------------------------------------------------------------------------
Styrochem Delaware, Inc.  Bank of America, N.A.    State of Delaware         #19990051592               10/5/99
-------------------------------------------------------------------------------------------------------------------
Styrochem U.S., Ltd.      Bank of America, N.A.    State of Arizona          #1098813                   1/3/00
-------------------------------------------------------------------------------------------------------------------
StyroChem U.S., Ltd.      Bank of America, N.A.    Commonwealth of           #31131274                  01/04/00
                                                   Pennsylvania
-------------------------------------------------------------------------------------------------------------------
Styrochem U.S., Ltd.      Bank of America, N.A.    Prothonotary of Delaware  #99-200006                 1/4/00
                                                   County, PA
-------------------------------------------------------------------------------------------------------------------
Styrochem U.S., Ltd.      Bank of America, N.A.    State of Texas            #400028                    1/3/00
-------------------------------------------------------------------------------------------------------------------
WinCup Holdings, Inc.     Bank of America, N.A.    State of Arizona          #858956                    12/21/95
-------------------------------------------------------------------------------------------------------------------
WinCup Holdings, Inc.     Bank of America, N.A.    State of California       #199725161066              9/5/97
-------------------------------------------------------------------------------------------------------------------
WinCup Holdings, Inc.     Bank of America, N.A.    State of Delaware         #20011431712               10/18/01
-------------------------------------------------------------------------------------------------------------------
WinCup Holdings, Inc.     Bank of America, N.A.    State of Florida          #970000200562              9/5/97
-------------------------------------------------------------------------------------------------------------------
WinCup Holdings, Inc.     Bank of America, N.A.    State of Georgia          #044-1997-009936           10/6/97
-------------------------------------------------------------------------------------------------------------------
WinCup Holdings, Inc.     Bank of America, N.A.    State of Georgia          #044-1998-006851           7/07/98
-------------------------------------------------------------------------------------------------------------------
WinCup Holdings, Inc.     Bank of America, N.A.    DeKalb County, Georgia    #441997009936              10/06/97
-------------------------------------------------------------------------------------------------------------------
WinCup Holdings, Inc.     Bank of America, N.A.    DeKalb County, Georgia    #0441998006851             07/07/98
-------------------------------------------------------------------------------------------------------------------
WinCup Holdings, Inc.     Bank of America, N.A.    State of Illinois         #003736294                 9/5/97
-------------------------------------------------------------------------------------------------------------------
WinCup Holdings, Inc.     Bank of America, N.A.    State of Mississippi      #1138725                   9/5/97
-------------------------------------------------------------------------------------------------------------------
WinCup Holdings, Inc.     Bank of America, N.A.    Lauderdale County, MS     #7784-97                   9/5/97
-------------------------------------------------------------------------------------------------------------------
WinCup Holdings, Inc.     Bank of America, N.A.    State of Missouri         #2827176                   9/5/97
-------------------------------------------------------------------------------------------------------------------
WinCup Holdings, Inc.     Bank of America, N.A.    Johnson County, MO        #061502                    1/4/00
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
WinCup Holdings, Inc.     Bank of America, N.A.    Lafayette County, MO      #02886                     9/5/97
-------------------------------------------------------------------------------------------------------------------
WinCup Holdings, Inc.     Bank of America, N.A.    State of New Jersey       #1791540                   9/17/97
-------------------------------------------------------------------------------------------------------------------
WinCup Holdings, Inc.     Bank of America, N.A.    Madison County, OH        #97-1705                   9/5/97
-------------------------------------------------------------------------------------------------------------------
WinCup Holdings, Inc.     Bank of America, N.A.    Commonwealth of           #25000497                  12/21/95
                                                   Pennsylvania
-------------------------------------------------------------------------------------------------------------------
WinCup Texas, Ltd.        Bank of America, N.A.    State of Arizona          #1098812                   1/3/00
-------------------------------------------------------------------------------------------------------------------
WinCup Texas, Ltd.        Bank of America, N.A.    Commonwealth of           #31131272                  1/4/00
                                                   Pennsylvania
-------------------------------------------------------------------------------------------------------------------
WinCup Texas, Ltd.        Bank of America, N.A.    Prothonothary, Delaware   #00-200005                 1/4/00
                                                   County, PA
-------------------------------------------------------------------------------------------------------------------
WinCup Texas, Ltd.        Bank of America, N.A.    State of Texas            #400029                    1/3/00
-------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 1
                                   ----------

TRANSFER EFFECTIVE DATE PAYMENTS

Principal                                                     $20,000,000.00
Interest                                                      $    26,098.61
L/C Fees                                                      $     7,620.87
Facility Fees                                                 $     3,309.72
Breakfunding Fees                                             $     2,305.04
Field Exam                                                    $    12,923.60
Mayer, Brown & Platt                                          $    68,133.18
Troutman Sanders                                              $     6,000.00
                                                              ---------------

Total                                                         $20,126,391.02

WIRING INSTRUCTIONS

Bank:                      Bank of America, N.A.
City and State:            Charlotte, North Carolina
ABA #:                     053000196
Account #:                 1366212250600
I/N/O:                     Credit Services
Reference:                 Radnor Holdings
Telephone Notify:          Laura Schultz (704-388-6483)

                     ACKNOWLEDGEMENT, INDEMNITY AND RELEASE
                     --------------------------------------

     In connection with that certain Assignment Agreement dated as of December 26, 2001 by and among Bank of America, N.A. ("B of A") in its capacity as Agent and Lender under the Credit Agreement, First Union National Bank, as Lender (together with B of A, the "Assignors") and PNC Bank, National Association, as Assignee ("Assignee") (the "Assignment"), the undersigned hereby acknowledge receipt of a copy of the Assignment. Each term used herein and not defined herein shall have the meaning given to such term in the Assignment.

     1. The undersigned hereby acknowledge the sale and transfer of all of the Assignors obligations under the Credit Agreement, the Financing Agreements and any Other Documents pursuant to the foregoing Assignment.

     2. The undersigned hereby release and forever discharge each Assignor, and each Assignor's representatives, affiliates, shareholders, directors, officers, employees, attorneys, agents, successors and assigns (each a "Released Party"), from any and all claims, demands, counterclaims, liens, causes of action, suits, damages, losses and claims for costs, attorneys' fees or expenses, of whatever kind or nature which any of them has, may have, or might assert at the time of execution of this Assignment, whether now existing or hereafter arising, known or unknown, direct or indirect, or arising by subrogation, either at law or in equity, against any Assignor or any other Released Party which occurred, existed, was taken, permitted or begun prior to the execution of this assignment, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action , failure to act or occurrence of any sort or type, whether known or unknown, with respect to the Credit Agreement, any of the Financing Agreements or any of the Other Documents and/or the administration thereof or the obligations created thereby, (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any obligations related to the Credit Agreement, any of the Financing Agreements or any of the Other Documents and/or the administration thereof or the obligations created thereby, or (iii) any matter related to the foregoing. The undersigned hereby further agree and covenant not to sue any Assignor or any other Released Party for any matter released or discharged hereby, and not to bring any such cause of action against any Assignor or any other Released Party at any time in the future.

                                        WINCUP HOLDINGS, INC.


                                        By: /s/ R. Radcliffe Hastings
                                            ----------------------------------
                                        Name: R. Radcliffe Hastings
                                              --------------------------------
                                        Title: Sr. Vice President, Treasurer
                                               -------------------------------


                                        RADNOR CHEMICAL CORPORATION


                                        By: /s/ R. Radcliffe Hastings
                                            ----------------------------------
                                        Name: R. Radcliffe Hastings
                                              --------------------------------
                                        Title: Sr. Vice President, Treasurer
                                               -------------------------------


                                        STYROCHEM U.S., LTD.


                                        By: /s/ R. Radcliffe Hastings
                                            ----------------------------------
                                        Name: R. Radcliffe Hastings
                                              --------------------------------
                                        Title: Sr. Vice President, Treasurer
                                               -------------------------------


                                        RADNOR HOLDINGS CORPORATION


                                        By: /s/ R. Radcliffe Hastings
                                            ----------------------------------
                                        Name: R. Radcliffe Hastings
                                              --------------------------------
                                        Title: Sr. Vice President, Treasurer
                                               -------------------------------


                                        RADNOR DELAWARE, INC.


                                        By: /s/ R. Radcliffe Hastings
                                            ----------------------------------
                                        Name: R. Radcliffe Hastings
                                              --------------------------------
                                        Title: Sr. Vice President, Treasurer
                                               -------------------------------


                                        STYROCHEM DELAWARE, INC.

                                        By: /s/ R. Radcliffe Hastings
                                            ----------------------------------
                                        Name: R. Radcliffe Hastings
                                              --------------------------------
                                        Title: Sr. Vice President, Treasurer
                                               -------------------------------


                                        WINCUP TEXAS, LTD.


                                        By: /s/ R. Radcliffe Hastings
                                            ----------------------------------
                                        Name: R. Radcliffe Hastings
                                              --------------------------------
                                        Title: Sr. Vice President, Treasurer
                                               -------------------------------

                                        STYROCHEM EUROPE (THE NETHERLANDS) B.V.


                                        By:    /s/ R. Radcliffe Hastings
                                           ----------------------------------
                                        Name:  R. Radcliffe Hastings
                                             --------------------------------
                                        Title: Sr. VP
                                              -------------------------------

                                        STYROCHEM FINLAND OY

                                        By:    /s/ R. Radcliffe Hastings
                                           ----------------------------------
                                        Name:  R. Radcliffe Hastings
                                             --------------------------------
                                        Title: Director
                                              -------------------------------


                                        THERMISOL DENMARK A/S

                                        By:    /s/ R. Radcliffe Hastings
                                           ----------------------------------
                                        Name:  R. Radcliffe Hastings
                                             --------------------------------
                                        Title: Director
                                              -------------------------------


                                        THERMISOL SWEDEN AB

                                        By:    /s/ R. Radcliffe Hastings
                                           ----------------------------------
                                        Name:  R. Radcliffe Hastings
                                             --------------------------------
                                        Title: Director
                                              -------------------------------


                                        THERMISOL FINLAND OY

                                        By:    /s/ R. Radcliffe Hastings
                                           ----------------------------------
                                        Name:  R. Radcliffe Hastings
                                             --------------------------------
                                        Title: Director
                                              -------------------------------